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                               ATTACHMENT 77C

        Description of Matters Submitted to a Vote of Security Holders

(a) A Special Meeting of Shareholders of each of the Growth Portfolio, Opportunity Growth Portfolio, Mid Cap Growth Portfolio, World Growth Portfolio, High Yield Portfolio, Income Portfolio and Money Market Portfolio(collectively, the "Special Meeting"), each a series of LB Series Fund, Inc., (the "Fund"), was held on December 1, 1998.

(b) The matters voted upon at the Special Meeting, and the affirmative and negative votes cast thereto, are the following:

     (1)  Election of Directors:

          To Elect Rolf F. Bjelland as Director:

          Growth Portfolio:
            Votes to approve:       139,938,142.896
            Votes to disapprove:      1,693,874.324
            Votes to abstain:                 0.00

          High Yield Portfolio:
            Votes to approve:       151,192,402.754
            Votes to disapprove:      1,626,391.596
            Votes to abstain:                 0.00

          Income Portfolio:
            Votes to approve:        99,283,081.322
            Votes to disapprove:        914,482.198
            Votes to abstain:                 0.00

          Mid Cap Growth Portfolio:
            Votes to approve:         7,554,478.342
            Votes to disapprove:         75,943.288
            Votes to abstain:                 0.00

          Money Market Portfolio:
            Votes to approve:       160,161,313.757
            Votes to disapprove:      1,496,333.062
            Votes to abstain:                 0.00

          Opportunity Growth Portfolio:
            Votes to approve:        33,323,861.639
            Votes to disapprove:        556,907.001
            Votes to abstain:                 0.00

          World Growth Portfolio:
            Votes to approve:        28,065,638.873
            Votes to disapprove:        397,705.965
            Votes to abstain:                 0.00


          To Elect Jodi L. Harpstead as Director:

          Growth Portfolio:
            Votes to approve:       139,953,795.992
            Votes to disapprove:      1,678,221.228
            Votes to abstain:                 0.00

          High Yield Portfolio:
            Votes to approve:       151,166,966.347
            Votes to disapprove:      1,651,828.003
            Votes to abstain:                 0.00

          Income Portfolio:
            Votes to approve:        99,260,341.106
            Votes to disapprove:        937,222.414
            Votes to abstain:                 0.00

          Mid Cap Growth Portfolio:
            Votes to approve:         7,553,956.085
            Votes to disapprove:         76,465.545
            Votes to abstain:                 0.00

          Money Market Portfolio:
            Votes to approve:       160,297,928.955
            Votes to disapprove:      1,359,717.864
            Votes to abstain:                 0.00

          Opportunity Growth Portfolio:
            Votes to approve:        33,327,704.810
            Votes to disapprove:        553,063.830
            Votes to abstain:                 0.00

          World Growth Portfolio:
            Votes to approve:        28,066,149.641
            Votes to disapprove:        397,195.197
            Votes to abstain:                 0.00


          To Elect Noel K. Estenson as Director:

          Growth Portfolio:
            Votes to approve:       139,912,048.176
            Votes to disapprove:      1,719,696.044
            Votes to abstain:                 0.00

          High Yield Portfolio:
            Votes to approve:       151,159,094.307
            Votes to disapprove:      1,659,700.043
            Votes to abstain:                 0.00

          Income Portfolio:
            Votes to approve:        99,285,609.586
            Votes to disapprove:        911,953.934
            Votes to abstain:                 0.00

          Mid Cap Growth Portfolio:
            Votes to approve:         7,560,788.969
            Votes to disapprove:         69,632.661
            Votes to abstain:                 0.00

          Money Market Portfolio:
            Votes to approve:       160,190,930.286
            Votes to disapprove:      1,466,716.533
            Votes to abstain:                 0.00

          Opportunity Growth Portfolio:
            Votes to approve:        33,353,347.750
            Votes to disapprove:        527,420.890
            Votes to abstain:                 0.00

          World Growth Portfolio:
            Votes to approve:        28,085,117.160
            Votes to disapprove:        378,227.678
            Votes to abstain:                 0.00


          To Elect Herbert F. Eggerding as Director:

          Growth Portfolio:
            Votes to approve:       140,009,800.084
            Votes to disapprove:      1,693,874.324
            Votes to abstain:                 0.00

          High Yield Portfolio:
            Votes to approve:       151,224,303.966
            Votes to disapprove:      1,574,490.384
            Votes to abstain:                 0.00

          Income Portfolio:
            Votes to approve:        99,342,865.444
            Votes to disapprove:        854,698.076
            Votes to abstain:                 0.00

          Mid Cap Growth Portfolio:
            Votes to approve:         7,560,592.223
            Votes to disapprove:         69,829.407
            Votes to abstain:                 0.00

          Money Market Portfolio:
            Votes to approve:       160,558,963.774
            Votes to disapprove:      1,098,683.045
            Votes to abstain:                 0.00

          Opportunity Growth Portfolio:
            Votes to approve:        33,349,046.845
            Votes to disapprove:        531,721.795
            Votes to abstain:                 0.00

          World Growth Portfolio:
            Votes to approve:        28,092,389.679
            Votes to disapprove:        370,955.159
            Votes to abstain:                 0.00


          To Elect Richard A. Hauser as Director:

          Growth Portfolio:
            Votes to approve:       139,961,127.348
            Votes to disapprove:      1,670,889.872
            Votes to abstain:                 0.00

          High Yield Portfolio:
            Votes to approve:       151,183,144.803
            Votes to disapprove:      1,635,649.547
            Votes to abstain:                 0.00

          Income Portfolio:
            Votes to approve:        99,311,477.265
            Votes to disapprove:        886,086.255
            Votes to abstain:                 0.00

          Mid Cap Growth Portfolio:
            Votes to approve:         7,554,844.058
            Votes to disapprove:         75,577.572
            Votes to abstain:                 0.00

          Money Market Portfolio:
            Votes to approve:       160,485,491.805
            Votes to disapprove:      1,172,155.014
            Votes to abstain:                 0.00

          Opportunity Growth Portfolio:
            Votes to approve:        33,344,169.565
            Votes to disapprove:        536,599.075
            Votes to abstain:                 0.00

          World Growth Portfolio:
            Votes to approve:        28,076,572.892
            Votes to disapprove:        386,771.946
            Votes to abstain:                 0.00


          To Elect Connie M. Levi as Director:

          Growth Portfolio:
            Votes to approve:       139,798,412.668
            Votes to disapprove:      1,833,604.552
            Votes to abstain:                 0.00

          High Yield Portfolio:
            Votes to approve:       151,096,976.131
            Votes to disapprove:      1,721,818.219
            Votes to abstain:                 0.00

          Income Portfolio:
            Votes to approve:        99,260,605.427
            Votes to disapprove:        936,958.093
            Votes to abstain:                 0.00

          Mid Cap Growth Portfolio:
            Votes to approve:         7,552,724.340
            Votes to disapprove:         77,697.290
            Votes to abstain:                 0.00

          Money Market Portfolio:
            Votes to approve:       160,351,716.258
            Votes to disapprove:      1,305,930.561
            Votes to abstain:                 0.00

          Opportunity Growth Portfolio:
            Votes to approve:        33,320,767.991
            Votes to disapprove:        560,000.649
            Votes to abstain:                 0.00

          World Growth Portfolio:
            Votes to approve:        28,064,148.981
            Votes to disapprove:        399,195.857
            Votes to abstain:                 0.00


          To Elect Bruce J. Nicholson as Director:

          Growth Portfolio:
            Votes to approve:       140,013,370.354
            Votes to disapprove:      1,618,646.866
            Votes to abstain:                 0.00

          High Yield Portfolio:
            Votes to approve:       151,210,052.588
            Votes to disapprove:      1,608,741.762
            Votes to abstain:                 0.00

          Income Portfolio:
            Votes to approve:        99,253,431.897
            Votes to disapprove:        944,131.623
            Votes to abstain:                 0.00

          Mid Cap Growth Portfolio:
            Votes to approve:         7,546,004.028
            Votes to disapprove:         84,417.602
            Votes to abstain:                 0.00

          Money Market Portfolio:
            Votes to approve:       160,595,883.623
            Votes to disapprove:      1,061,763.196
            Votes to abstain:                 0.00

          Opportunity Growth Portfolio:
            Votes to approve:        33,349,983.166
            Votes to disapprove:        530,785.474
            Votes to abstain:                 0.00

          World Growth Portfolio:
            Votes to approve:        28,060,907.079
            Votes to disapprove:        402,437.759
            Votes to abstain:                 0.00


          To Elect Ruth E. Randall as Director:

          Growth Portfolio:
            Votes to approve:       139,918,474.902
            Votes to disapprove:      1,713,542.318
            Votes to abstain:                 0.00

          High Yield Portfolio:
            Votes to approve:       151,178,668.387
            Votes to disapprove:      1,640,125.963
            Votes to abstain:                 0.00

          Income Portfolio:
            Votes to approve:        99,274,740.580
            Votes to disapprove:        922,822.940
            Votes to abstain:                 0.00

          Mid Cap Growth Portfolio:
            Votes to approve:         7,556,221.941
            Votes to disapprove:         74,199.689
            Votes to abstain:                 0.00

          Money Market Portfolio:
            Votes to approve:       160,354,662.794
            Votes to disapprove:      1,302,984.025
            Votes to abstain:                 0.00

          Opportunity Growth Portfolio:
            Votes to approve:        33,328,039.710
            Votes to disapprove:        552,728.930
            Votes to abstain:                 0.00

          World Growth Portfolio:
            Votes to approve:        28,077,112.514
            Votes to disapprove:        386,232.324
            Votes to abstain:                 0.00


     2(A) To amend the fundamental investment restriction on borrowing and the issuance of senior securities:

           Growth Portfolio:
             Votes to approve:       135,227,191.902
             Votes to disapprove:      1,633,409.197
             Votes to abstain:         4,771,416.122

           High Yield Portfolio:
             Votes to approve:       146,352,617.292
             Votes to disapprove:      1,300,454.729
             Votes to abstain:         5,165,722.330

           Income Portfolio:
             Votes to approve:        96,061,971.340
             Votes to disapprove:        698,655.604
             Votes to abstain:         3,436,936.578

           Mid Cap Growth Portfolio:
             Votes to approve:         7,359,305.145
             Votes to disapprove:         75,474.715
             Votes to abstain:           195,641.770

           Money Market Portfolio:
             Votes to approve:       154,977,496.980
             Votes to disapprove:      1,647,270.414
             Votes to abstain:         5,032,879.426

           Opportunity Growth Portfolio:
             Votes to approve:        33,339,421.057
             Votes to disapprove:        410,140.488
             Votes to abstain:         1,131,207.095

           World Growth Portfolio:
             Votes to approve:        27,173,417.123
             Votes to disapprove:        340,398.560
             Votes to abstain:           949,529.155


     2(B)  To amend the fundamental investment restriction on lending:

           Growth Portfolio:
             Votes to approve:       135,329,014.526
             Votes to disapprove:      1,532,711.566
             Votes to abstain:         4,770,291.128

           High Yield Portfolio:
             Votes to approve:       146,402,820.540
             Votes to disapprove:      1,250,251.480
             Votes to abstain:         5,165,722.330

           Income Portfolio:
             Votes to approve:        96,098,023.605
             Votes to disapprove:        663,568.434
             Votes to abstain:         3,435,971.481

           Mid Cap Growth Portfolio:
             Votes to approve:         7,362,404.225
             Votes to disapprove:         72,375.634
             Votes to abstain:           195,641.770

           Money Market Portfolio:
             Votes to approve:       155,027,225.288
             Votes to disapprove:      1,597,542.105
             Votes to abstain:         5,032,879.426

           Opportunity Growth Portfolio:
             Votes to approve:        32,346,293.199
             Votes to disapprove:        403,268.346
             Votes to abstain:         1,131,207.095

           World Growth Portfolio:
             Votes to approve:        27,183,458.788
             Votes to disapprove:        330,356.895
             Votes to abstain:           949,529.155


     2(C) To amend the fundamental investment restriction on real estate and commodities:

           Growth Portfolio:
             Votes to approve:       135,318,196.057
             Votes to disapprove:      1,542,405.040
             Votes to abstain:         4,771,416.122

           High Yield Portfolio:
             Votes to approve:       146,410,662.577
             Votes to disapprove:      1,242,409.444
             Votes to abstain:         5,165,722.330

           Income Portfolio:
             Votes to approve:        96,076,009.787
             Votes to disapprove:        685,582.251
             Votes to abstain:         3,435,971.481

           Mid Cap Growth Portfolio:
             Votes to approve:         7,362,364.661
             Votes to disapprove:         72,415.197
             Votes to abstain:           195,641.770

           Money Market Portfolio:
             Votes to approve:       155,058,185.935
             Votes to disapprove:      1,566,581.459
             Votes to abstain:         5,032,879.426

           Opportunity Growth Portfolio:
             Votes to approve:        32,344,691.804
             Votes to disapprove:        404,869.741
             Votes to abstain:         1,131,207.095

           World Growth Portfolio:
             Votes to approve:        27,178,378.272
             Votes to disapprove:        335,437.411
             Votes to abstain:           949,529.155


     2(D) To eliminate the fundamental investment restriction on reverse repurchase agreements:

           Growth Portfolio:
             Votes to approve:       135,295,990.569
             Votes to disapprove:      1,565,735.523
             Votes to abstain:         4,770,291.128

           High Yield Portfolio:
             Votes to approve:       146,398,378.900
             Votes to disapprove:      1,254,693.121
             Votes to abstain:         5,165,722.330

           Income Portfolio:
             Votes to approve:        96,075,341.395
             Votes to disapprove:        686,250.643
             Votes to abstain:         3,435,971.481

           Mid Cap Growth Portfolio:
             Votes to approve:         7,361,999.566
             Votes to disapprove:         72,780.293
             Votes to abstain:           195,641.770

           Money Market Portfolio:
             Votes to approve:       155,072,750.393
             Votes to disapprove:      1,552,017.002
             Votes to abstain:         5,032,879.426

           Opportunity Growth Portfolio:
             Votes to approve:        32,350,035.300
             Votes to disapprove:        399,526.245
             Votes to abstain:         1,131,207.095

           World Growth Portfolio:
             Votes to approve:        27,182,143.405
             Votes to disapprove:        331,672.278
             Votes to abstain:           949,529.155


     2(E) To eliminte the fundamental investment restriction on the pledge of assets:

           Growth Portfolio:
             Votes to approve:       135,296,513.063
             Votes to disapprove:      1,564,088.036
             Votes to abstain:         4,771,416.122

           High Yield Portfolio:
             Votes to approve:       146,381,485.699
             Votes to disapprove:      1,271,586.322
             Votes to abstain:         5,165,722.330

           Income Portfolio:
             Votes to approve:        96,094,194.438
             Votes to disapprove:        667,397.600
             Votes to abstain:         3,435,971.481

           Mid Cap Growth Portfolio:
             Votes to approve:         7,359,562.884
             Votes to disapprove:         75,216.974
             Votes to abstain:           195,641.770

           Money Market Portfolio:
             Votes to approve:       155,062,651.473
             Votes to disapprove:      1,562,115.921
             Votes to abstain:         5,032,879.426

           Opportunity Growth Portfolio:
             Votes to approve:        32,346,920.988
             Votes to disapprove:        402,640.558
             Votes to abstain:         1,131,207.095

           World Growth Portfolio:
             Votes to approve:        27,179,665.956
             Votes to disapprove:        334,149.727
             Votes to abstain:           949,529.155


     2(F) To eliminate the fundamental investment restriction on restricted securities, illiquid securities and unseasoned issuers:

           Growth Portfolio:
             Votes to approve:       135,266,775.142
             Votes to disapprove:      1,593,825.954
             Votes to abstain:         4,771,416.122

           High Yield Portfolio:
             Votes to approve:       146,288,718.619
             Votes to disapprove:      1,364,353.401
             Votes to abstain:         5,165,722.330

           Income Portfolio:
             Votes to approve:        96,018,282.900
             Votes to disapprove:        743,309.138
             Votes to abstain:         3,435,971.481

           Mid Cap Growth Portfolio:
             Votes to approve:         7,359,504.916
             Votes to disapprove:         75,274.943
             Votes to abstain:           195,641.770

           Money Market Portfolio:
             Votes to approve:       155,068,665.676
             Votes to disapprove:      1,566,101.718
             Votes to abstain:         5,032,879.426

           Opportunity Growth Portfolio:
             Votes to approve:        32,329,957.265
             Votes to disapprove:        419,604.280
             Votes to abstain:         1,131,207.095

           World Growth Portfolio:
             Votes to approve:        27,173,730.257
             Votes to disapprove:        340,085.426
             Votes to abstain:           949,529.155


     2(G) To eliminate the fundamental investment restriction on control securities:

           Growth Portfolio:
             Votes to approve:       135,334,490.997
             Votes to disapprove:      1,526,110.102
             Votes to abstain:         4,771,416.122

           High Yield Portfolio:
             Votes to approve:       146,405,756.461
             Votes to disapprove:      1,247,315.559
             Votes to abstain:         5,165,722.330

           Income Portfolio:
             Votes to approve:        96,099,912.810
             Votes to disapprove:        661,679.229
             Votes to abstain:         3,435,971.481

           Mid Cap Growth Portfolio:
             Votes to approve:         7,362,498.095
             Votes to disapprove:         72,281.764
             Votes to abstain:           195,641.770

           Money Market Portfolio:
             Votes to approve:       155,093,481.887
             Votes to disapprove:      1,531,285.506
             Votes to abstain:         5,032,879.426

           Opportunity Growth Portfolio:
             Votes to approve:        32,356,049.324
             Votes to disapprove:        393,512.222
             Votes to abstain:         1,131,207.095

           World Growth Portfolio:
             Votes to approve:        27,186,722.746
             Votes to disapprove:        327,092.936
             Votes to abstain:           949,529.155


     2(H) To eliminate the fundamental investment restriction on short sales:

           Growth Portfolio:
             Votes to approve:       135,186,710.410
             Votes to disapprove:      1,675,015.681
             Votes to abstain:         4,770,291.128

           High Yield Portfolio:
             Votes to approve:       146,262,513.733
             Votes to disapprove:      1,390,558.287
             Votes to abstain:         5,165,722.330

           Income Portfolio:
             Votes to approve:        95,986,526.152
             Votes to disapprove:        775,065.887
             Votes to abstain:         3,435,971.481

           Mid Cap Growth Portfolio:
             Votes to approve:         7,323,746.170
             Votes to disapprove:        111,033.689
             Votes to abstain:           195,641.770

           Money Market Portfolio:
             Votes to approve:       155,069,403.172
             Votes to disapprove:      1,555,364.221
             Votes to abstain:         5,032,879.426

           Opportunity Growth Portfolio:
             Votes to approve:        32,282,438.235
             Votes to disapprove:        467,123.310
             Votes to abstain:         1,131,207.095

           World Growth Portfolio:
             Votes to approve:        27,112,903.623
             Votes to disapprove:        400,912.061
             Votes to abstain:           949,529.155


     2(I) To eliminate the fundamental investment restriction on investments in other investment companies:

           Growth Portfolio:
             Votes to approve:       135,253,024.325
             Votes to disapprove:      1,608,701.767
             Votes to abstain:         4,770,291.128

           High Yield Portfolio:
             Votes to approve:       146,341,069.235
             Votes to disapprove:      1,312,002.787
             Votes to abstain:         5,165,722.330

           Income Portfolio:
             Votes to approve:        96,097,415.135
             Votes to disapprove:        664,176.902
             Votes to abstain:         3,435,971.481

           Mid Cap Growth Portfolio:
             Votes to approve:         7,356,368.640
             Votes to disapprove:         78,411.219
             Votes to abstain:           195,641.770

           Money Market Portfolio:
             Votes to approve:       155,085,417.892
             Votes to disapprove:      1,539,349.502
             Votes to abstain:         5,032,879.426

           Opportunity Growth Portfolio:
             Votes to approve:        32,339,822.098
             Votes to disapprove:        409,739.447
             Votes to abstain:         1,131,207.095

           World Growth Portfolio:
             Votes to approve:        27,171,008.931
             Votes to disapprove:        342,806.752
             Votes to abstain:           949,529.155


     2(J) To eliminate the fundamental investment restriction on investments in oil and gas interests, common stock and other equity securities of the Money Market Portfolio:

           Money Market Portfolio:
             Votes to approve:       155,105,021.592
             Votes to disapprove:      1,519,745.801
             Votes to abstain:         5,032,879.426


     2(K) To eliminate the fundamental investment restriction on portfolio maturity of the Money Market Portfolio:

           Money Market Portfolio:
             Votes to approve:       155,102,138.425
             Votes to disapprove:      1,522,628.968
             Votes to abstain:         5,032,879.426


     3 To ratify the selection of PricewaterhouseCoopers LLP as the Fund's independent accountants:

           Growth Portfolio:
             Votes to approve:       138,756,884.072
             Votes to disapprove:        528,115.549
             Votes to abstain:         2,347,017.597

           High Yield Portfolio:
             Votes to approve:       149,679,179.731
             Votes to disapprove:        393,471.021
             Votes to abstain:         2,746,143.597

           Income Portfolio:
             Votes to approve:        98,329,168.132
             Votes to disapprove:        205,519.760
             Votes to abstain:         1,662,875.628

           Mid Cap Growth Portfolio:
             Votes to approve:         7,498,363.532
             Votes to disapprove:         18,832.377
             Votes to abstain:           113,225.721

           Money Market Portfolio:
             Votes to approve:       157,952,308.972
             Votes to disapprove:        190,071.971
             Votes to abstain:         3,515,265.876

           Opportunity Growth Portfolio:
             Votes to approve:        33,109,904.454
             Votes to disapprove:        155,952.033
             Votes to abstain:           614,912.154

           World Growth Portfolio:
             Votes to approve:        27,835,808.174
             Votes to disapprove:        106,263.550
             Votes to abstain:           521,273.114